UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2018

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Incorporated by reference to Item 2.03 below.

Item 2.02	Results of Operations and Financial Condition.

The following information is being provided pursuant to Item 2.02. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On July 25, 2018, IntriCon Corporation (the “Company”) announced earnings for the quarter ended June 30, 2018. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment of Loan and Security Agreement.

On July 23, 2018, IntriCon Corporation (the “Company”) and its domestic subsidiaries entered into the Twelfth Amendment to the Loan and Security Agreement with CIBC Bank USA. The amendment, among other things:

•	Increased IntriCon’s capex loan facility capacity to $10 million from its current capacity of $2.5 million. The company at its election, can draw up to $10 million on the loan for qualifying capex expenditures over the next 12 months, with monthly amortization commencing after such time;

•	Increased IntriCon’s revolving credit facility capacity to $11.0 million from its current capacity of $9.0 million;

•	Raised the inventory cap on the borrowing base from $5.0 million to $4.5 million. Under the revolving credit facility as amended, the availability of funds depends on a borrowing base composed of stated percentages of the Company’s eligible trade receivables and inventory, less a reserve;,

•	Increased the annual capital expenditures allowed under the facilities from its current limit of $5.5 million to $12.0 million for the fiscal year ending December 31, 2018 and $5.5 million in the aggregate in the fiscal year ending December 31, 2019 or in any fiscal year thereafter; and

•	Lowered applicable interest rates by 0.25%.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to such document, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

Item 7.01	Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Exchange Act.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 25, 2018.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Chief Financial Officer

Date: July 25, 2018

S-1

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 25, 2018.

E-1